Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Net sales	$2,983	$2,815	$13,846	$14,287
Cost of goods sold	1,968	2,024	8,575	9,948
Research and development expense	290	345	1,147	1,355
Selling, general and administrative expenses	747	694	3,065	3,041
Amortization of intangibles	161	107	475	391
Restructuring and asset related charges - net	55	228	222	694
Integration and separation costs	50	295	744	992
Goodwill impairment charge	—	—	—	4,503
Other income - net	125	131	215	249
Loss on early extinguishment of debt	—	81	13	81
Interest expense	24	86	136	337
Loss from continuing operations before income taxes	(187)	(914)	(316)	(6,806)
(Benefit from) provision for income taxes on continuing operations	(145)	156	(46)	(31)
Loss from continuing operations after income taxes	(42)	(1,070)	(270)	(6,775)
Income (loss) from discontinued operations after income taxes	24	548	(671)	1,748

Net loss	(18)	(522)	(941)	(5,027)

Net income attributable to noncontrolling interests	3	9	18	38

Net loss attributable to Corteva	$(21)	$(531)	$(959)	$(5,065)

Basic loss per share of common stock:
Basic loss per share of common stock from continuing operations	$(0.06)	$(1.44)	$(0.38)	$(9.08)
Basic earnings (loss) per share of common stock from discontinued operations	0.03	0.73	(0.90)	2.32
Basic loss per share of common stock	$(0.03)	$(0.71)	$(1.28)	$(6.76)

Diluted loss per share of common stock:
Diluted loss per share of common stock from continuing operations	$(0.06)	$(1.44)	$(0.38)	$(9.08)
Diluted earnings (loss) per share of common stock from discontinued operations	0.03	0.73	(0.90)	2.32
Diluted loss per share of common stock	$(0.03)	$(0.71)	$(1.28)	$(6.76)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)[1]
Basic	749.6	749.4	749.5	749.4
Diluted	749.6	749.4	749.5	749.4

1.
On June 1, 2019, DuPont de Nemours, Inc. ("DuPont") distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three and twelve months ended December 31, 2018 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except per share amounts)

	December 31, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$1,764	$2,270
Marketable securities	5	5
Accounts and notes receivable, net	5,528	5,260
Inventories	5,032	5,310
Other current assets	1,190	1,038
Assets of discontinued operations - current	—	9,089
Total current assets	13,519	22,972
Investment in nonconsolidated affiliates	66	138
Property, plant and equipment, net of accumulated depreciation December 31, 2019 - $3,326 and December 31, 2018 - $2,796	4,546	4,544
Goodwill	10,229	10,193
Other intangible assets	11,424	12,055
Deferred income taxes	287	304
Other assets	2,326	1,932
Assets of discontinued operations - noncurrent	—	56,545
Total Assets	$42,397	$108,683

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$7	$2,154
Accounts payable	3,702	3,798
Income taxes payable	95	186
Accrued and other current liabilities	4,434	4,005
Liabilities of discontinued operations - current	—	3,167
Total current liabilities	8,238	13,310
Long-Term Debt	115	5,784
Other Noncurrent Liabilities
Deferred income tax liabilities	920	1,480
Pension and other post employment benefits - noncurrent	6,377	5,677
Other noncurrent obligations	2,192	1,795
Liabilities of discontinued operations - noncurrent	—	5,484
Total noncurrent liabilities	9,604	20,220

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at December 31, 2019 - 748,577,000	7	—
Additional paid-in capital	27,997	—
Divisional equity	—	78,020
Accumulated deficit	(425)	—
Accumulated other comprehensive loss	(3,270)	(3,360)
Total Corteva stockholders' equity	24,309	74,660
Noncontrolling interests	246	493
Total equity	24,555	75,153
Total Liabilities and Equity	$42,397	$108,683

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019 [2]	2018	2019	2018
Net sales	$2,983	$2,815	$13,846	$14,287
Cost of goods sold	1,968	1,906	8,386	8,449
Research and development expense	290	344	1,147	1,352
Selling, general and administrative expenses	747	694	3,068	3,042
Amortization of intangibles	161	107	475	391
Restructuring and asset related charges - net	55	228	222	694
Integration and separation costs	50	187	632	571
Goodwill impairment charge	—	—	—	4,503
Other income - net	125	131	215	249
Loss on early extinguishment of debt	—	—	13	—
Interest expense	24	25	91	76
(Loss) income from continuing operations before income taxes	(187)	(545)	27	(4,542)
(Benefit from) provision for income taxes on continuing operations	(145)	201	1	395
(Loss) income from continuing operations after income taxes	(42)	(746)	26	(4,937)

Net income from continuing operations attributable to noncontrolling interests	3	6	13	29

Net (loss) income from continuing operations attributable to Corteva	$(45)	$(752)	$13	$(4,966)

Basic (loss) earnings per share of common stock from continuing operations	$(0.06)	$(1.00)	$0.02	$(6.63)

Diluted (loss) earnings per share of common stock from continuing operations	$(0.06)	$(1.00)	$0.02	$(6.63)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions) [3]
Basic	749.6	749.4	749.5	749.4
Diluted	749.6	749.4	749.5	749.4

1.	See Article 11 Pro Forma Combined Statements of Operations beginning on page 15.

2.	The three months ended December 31, 2019 are on an as reported basis.

3.
On June 1, 2019, DuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three and twelve months ended December 31, 2018 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2019	2018	2019	2018
Corn	$962	$891	$5,111	$5,180
Soybean	74	45	1,371	1,494
Other oilseeds	92	93	561	607
Other	115	97	547	561
Seed	$1,243	$1,126	$7,590	$7,842

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2019	2018	2019	2018
Herbicides	$871	$836	$3,270	$3,415
Insecticides	494	395	1,652	1,506
Fungicides	305	303	1,081	1,142
Other	70	155	253	382
Crop Protection	$1,740	$1,689	$6,256	$6,445

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2019	2018	2019	2018
North America [1]	$486	$384	$4,724	$4,974
EMEA [2]	178	186	1,378	1,408
Asia Pacific	85	86	358	358
Latin America	494	470	1,130	1,102
Rest of World [3]	757	742	2,866	2,868
Net Sales	$1,243	$1,126	$7,590	$7,842

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2019	2018	2019	2018
North America [1]	$643	$594	$2,205	$2,438
EMEA [2]	226	200	1,362	1,357
Asia Pacific	256	282	930	935
Latin America	615	613	1,759	1,715
Rest of World [3]	1,097	1,095	4,051	4,007
Net Sales	$1,740	$1,689	$6,256	$6,445

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
OPERATING EBITDA	As Reported	Pro Forma	Pro Forma	Pro Forma
Seed	$(26)	$(87)	$1,040	$1,139
Crop Protection	277	169	1,066	1,074
Corporate Expenses	(27)	(32)	(119)	(141)
Operating EBITDA (Non-GAAP)	$224	$50	$1,987	$2,072

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
RECONCILIATION OF (LOSS) INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	Pro Forma	Pro Forma	Pro Forma
(Loss) income from continuing operations after income taxes (GAAP)	$(42)	$(746)	$26	$(4,937)
(Benefit from) provision for income taxes on continuing operations	(145)	201	1	395
(Loss) income from continuing operations before income taxes (GAAP)	(187)	(545)	27	(4,542)
Depreciation and amortization	289	242	1,000	909
Interest income	(13)	(23)	(59)	(86)
Interest expense	24	25	91	76
Exchange losses (gains) - net[1]	29	(63)	66	77
Non-operating benefits - net[2]	(23)	(56)	(129)	(211)
Goodwill impairment charge	—	—	—	4,503
Significant items charge[3]	105	470	991	1,346
Operating EBITDA (Non-GAAP)	224	50	1,987	2,072

1.	Refer to page 14 for pre-tax and after tax impacts of exchange losses (gains) - net.

2.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

3.	Refer to page 8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2019 vs. Q4 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$151	15%	$156	16%	2%	14%	—%	(1)%
EMEA	18	5%	25	7%	4%	3%	(2)%	—%
Asia Pacific	(27)	(7)%	(23)	(6)%	(2)%	(4)%	1%	(2)%
Latin America	26	2%	95	8%	4%	4%	(6)%	—%
Rest of World	17	1%	97	5%	3%	2%	(4)%	—%
Total	$168	6%	$253	9%	3%	6%	(3)%	—%

SEED
	Q4 2019 vs. Q4 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$102	27%	$100	26%	10%	16%	—%	1%
EMEA	(8)	(4)%	(7)	(3)%	(1)%	(2)%	(1)%	—%
Asia Pacific	(1)	(1)%	(4)	(4)%	(2)%	(2)%	3%	—%
Latin America	24	5%	53	11%	12%	(1)%	(6)%	—%
Rest of World	15	2%	42	6%	7%	(1)%	(4)%	—%
Total	$117	10%	$142	13%	8%	5%	(3)%	—%

CROP PROTECTION
	Q4 2019 vs. Q4 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$49	8%	$56	9%	(4)%	13%	—%	(1)%
EMEA	26	13%	32	16%	9%	7%	(3)%	—%
Asia Pacific	(26)	(9)%	(19)	(7)%	(2)%	(5)%	1%	(3)%
Latin America	2	—%	42	7%	(1)%	8%	(7)%	—%
Rest of World	2	—%	55	5%	1%	4%	(4)%	(1)%
Total	$51	3%	$111	7%	(1)%	8%	(3)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2019 vs. Twelve Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(483)	(7)%	$(448)	(6)%	(2)%	(4)%	(1)%	—%
EMEA	(25)	(1)%	189	7%	2%	5%	(8)%	—%
Asia Pacific	(5)	—%	43	3%	2%	1%	(3)%	—%
Latin America	72	3%	208	8%	4%	4%	(5)%	—%
Rest of World	42	1%	440	7%	3%	4%	(6)%	—%
Total	$(441)	(3)%	$(8)	—%	—%	—%	(3)%	—%

SEED
	Twelve Months 2019 vs. Twelve Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(250)	(5)%	$(237)	(5)%	(2)%	(3)%	—%	—%
EMEA	(30)	(2)%	85	6%	1%	5%	(8)%	—%
Asia Pacific	—	—%	14	4%	2%	2%	(4)%	—%
Latin America	28	3%	82	7%	8%	(1)%	(4)%	—%
Rest of World	(2)	—%	181	6%	4%	2%	(6)%	—%
Total	$(252)	(3)%	$(56)	(1)%	—%	(1)%	(2)%	—%

CROP PROTECTION
	Twelve Months 2019 vs. Twelve Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(233)	(10)%	$(211)	(9)%	(3)%	(6)%	—%	(1)%
EMEA	5	—%	104	7%	2%	5%	(7)%	—%
Asia Pacific	(5)	(1)%	29	3%	3%	—%	(3)%	(1)%
Latin America	44	3%	126	8%	1%	7%	(5)%	—%
Rest of World	44	1%	259	7%	2%	5%	(5)%	(1)%
Total	$(189)	(3)%	$48	1%	—%	1%	(3)%	(1)%

1.	Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
Seed	$(90)	$(150)	$(304)	$(399)
Crop Protection	1	(16)	(23)	(58)
Corporate	(16)	(304)	(664)	(889)
Total significant items before income taxes	$(105)	$(470)	$(991)	$(1,346)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[10]		($ Per Share)[11]
	2019	2018	2019	2018	2019	2018
1st Quarter	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma
Integration costs [1]	$(100)	$(124)	$(16)	$(93)	$(0.02)	$(0.12)
Restructuring and asset related charges, net [2]	(61)	(130)	(53)	(100)	(0.07)	(0.13)
Loss on divestiture [3]	(24)	—	(24)	—	(0.03)	—
Income tax items [4]	—	(50)	—	(102)	—	(0.14)
1st Quarter - Total	$(185)	$(304)	$(93)	$(295)	$(0.12)	$(0.39)

2nd Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration and separation costs [1]	$(330)	$(126)	$(436)	$(97)	$(0.58)	$(0.13)
Restructuring and asset related charges, net [2]	(60)	(101)	(48)	(81)	(0.06)	(0.11)
Gain on sale of assets [5]	—	24	—	19	—	0.03
Amortization of inventory step up 6	(52)	—	(41)	—	(0.06)	—
Loss on early extinguishment of debt [7]	(13)	—	(10)	—	(0.01)	—
Income tax items [4]	—	—	—	(7)	—	(0.01)
2nd Quarter - Total	$(455)	$(203)	$(535)	$(166)	$(0.71)	$(0.22)

3rd Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration and separation costs [1]	$(152)	$(134)	$(119)	$(162)	$(0.16)	$(0.22)
Restructuring and asset related charges, net [2]	(46)	(235)	(34)	(192)	(0.04)	(0.26)
Amortization of inventory step up 6	(15)	—	(15)	—	(0.02)	—
Argentina currency devaluation [8]	(33)	—	(38)	—	(0.05)	—
Income tax items[4]	—	—	38	(2)	0.05	—
3rd Quarter - Total	$(246)	$(369)	$(168)	$(356)	$(0.22)	$(0.48)

4th Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration and separation costs [1]	$(50)	$(187)	$20	$(147)	$0.03	$(0.20)
Restructuring and asset related charges, net [2]	(55)	(228)	(42)	(172)	(0.06)	(0.23)
Loss on divestiture [3]	—	(2)	—	(3)	—	—
Loss on deconsolidation of subsidiary [9]	—	(53)	—	(41)	—	(0.05)
Income tax items[4]	—	—	34	(274)	0.05	(0.37)
4th Quarter - Total	$(105)	$(470)	$12	$(637)	$0.02	$(0.85)

Year-to-date Total [11]	$(991)	$(1,346)	$(784)	$(1,454)	$(1.04)	$(1.94)

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

1.
Integration and separation costs is included in "Integration and separation costs" on the Consolidated Statement of Operations. Beginning in Q2 2019, this includes both integration and separation costs.

The after tax benefit for the fourth quarter of 2019 includes a net tax benefit of $48 related to application of the U.S. Tax Reform’s foreign tax provisions.

The after tax charge for the third quarter of 2019 includes a net tax benefit of $13 related to application of the U.S. Tax Reform’s foreign tax provisions.

The after tax charge for the second quarter of 2019 includes a net tax charge of $(114) related to U.S. state blended tax rate changes associated with the Business Separations and a net tax charge of $(96) related to application of the U.S. Tax Reform’s foreign tax provisions.

The after tax charge for the first quarter of 2019 includes a net tax charge of $(32) related to U.S. state blended tax rate changes associated with the Business Separations and a tax benefit of $102 related to an internal legal entity restructuring associated with the Business Separations.

2.
Fourth quarter, third quarter, second quarter, and first quarter 2019 included restructuring and asset related charges of $(55), $(46), $(60) and $(61), respectively. The charge for the fourth quarter included a $(90) non-cash intangible asset impairment charge as a result of the company’s decision to accelerate the ramp up of the Enlist E3TM trait platform in the company’s soybean portfolio mix across all brands, including Pioneer brands, over the next five years with minimal use of the Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® traits thereafter for the remainder of the Roundup Ready 2 License Agreement. This charge was partially offset by a benefit of $22 associated with the DowDuPont Cost Synergy Program and a benefit of $13 associated with the DowDuPont Agriculture Division Restructuring Program. The charge for the third quarter included a $(54) non-cash asset impairment related to certain intangible assets that primarily relate to heritage Dow AgroSciences intangibles previously acquired from Cooperativa Central de Pesquisa Agrícola's ("Coodetec"), classified as developed technology, other intangible assets and in-process research and development ("IPR&D"), partially offset by a benefit of $8 associated with the DowDuPont Cost Synergy Program. The charge for the first and second quarter is primarily related to the DowDuPont Cost Synergy Program.

Fourth quarter, third quarter, second quarter, and first quarter 2018 included restructuring and asset related charges of $(228), $(235), $(101) and $(130), respectively. The charges for the first and second quarter primarily related to the DowDuPont Cost Synergy Program. The charges for the third quarter included a $(109) charge related to the DowDuPont Cost Synergy Program, an $(85) non-cash asset impairment related to certain IPR&D intangibles, and a $(41) other than temporary non-cash impairment related to an investment in nonconsolidated affiliates in China. The charges for the fourth quarter consisted of a $(144) charge related to the DowDuPont Cost Synergy Program and an $(84) charge related to the DowDuPont Agriculture Division Restructuring Program.

3.	First quarter 2019 included a loss of $(24) included in other income - net related to Historical Dow's sale of a joint venture related to synergy actions.

Fourth quarter 2018 includes a $(2) loss related to an asset sale.

4.	Fourth quarter 2019 includes an after tax benefit related to the impact of the release of a tax valuation allowance recorded against the net deferred tax asset position of a Swiss legal entity.

Third quarter 2019 includes an after tax benefit related to Swiss Tax Reform.

Fourth quarter 2018 relates to effects of U.S. tax reform.

Third quarter 2018 includes an after tax benefit related to the impacts of a tax valuation allowance recorded against the net deferred tax asset position of a Brazilian legal entity ($75 expense), a tax charge related to an internal legal entity restructuring associated with the Business Separations ($25 expense), and U.S. Tax Reform ($16 expense), which were almost entirely offset by the impact of the company's discretionary pension contribution in 2018 which was deducted on a 2017 tax return ($114 benefit).

Second quarter 2018 relates to effects of U.S. tax reform.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

First quarter 2018 includes a $(50) pre-tax foreign exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform and a $(64) after tax charge related to effects of U.S. tax reform.

5.	Second quarter 2018 includes a gain of $24 included in other income - net related to an asset sale.

6.
Third quarter and second quarter 2019 include amortization of inventory step up of $(15) and $(52), respectively, included in cost of goods sold related to the amortization of the inventory step-up in connection with the Merger.

7.
Second quarter 2019 includes a loss on the early extinguishment of debt related to the difference between the redemption price and the par value of the Make Whole Notes and Term Loan Facility, partially offset by the write-off of unamortized step-up related to the fair value step-up of EID’s debt.

8.
Third quarter 2019 includes a $(33) loss included in other income - net associated with remeasuring the company’s Argentine Peso net monetary assets, resulting from an unexpected August primary election result in Argentina.  Throughout the three months ended September 30, 2019, the Argentine Peso dropped approximately a third of its value against the U.S. dollar and in September of 2019, the country’s central bank announced new restrictions on foreign currency transactions. The after tax charge of $(38) includes a tax valuation allowance recorded against the net deferred tax asset position of an Argentine legal entity.

9.	Fourth quarter 2018 includes a loss related to the deconsolidation of a subsidiary.

10.
Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

11.	Earnings per share for the year may not equal the sum of quarterly earnings per share due to rounding and the changes in average share calculations.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), significant items, and goodwill impairment charges.

	Three Months Ended December 31,
	2019	2018[2]	2019	2018[2]
	$	$	EPS (diluted)	EPS (diluted)
Net loss from continuing operations attributable to Corteva (GAAP)	$(45)	$(752)	$(0.06)	$(1.00)
Less: Non-operating benefits - net, after tax [1]	16	44	0.02	0.06
Less: Amortization of intangibles (existing as of Separation), after tax	(126)	(86)	(0.17)	(0.11)
Less: Significant items benefit (charge), after tax	12	(637)	0.02	(0.85)
Operating Earnings (Loss) (Non-GAAP)	$53	$(73)	$0.07	$(0.10)

	Twelve Months Ended December 31,
	2019[2]	2018[2]	2019[2]	2018[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$13	$(4,966)	$0.02	$(6.63)
Less: Non-operating benefits - net, after tax [1]	100	165	0.13	0.22
Less: Amortization of intangibles (existing as of Separation), after tax	(376)	(313)	(0.50)	(0.42)
Less: Goodwill impairment charge, after tax	—	(4,503)	—	(6.01)
Less: Significant items charge, after tax	(784)	(1,454)	(1.04)	(1.94)
Operating Earnings (Non-GAAP)	$1,073	$1,139	$1.43	$1.52

1.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

2.	Periods are presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$224	$50	1,987	2,072
Depreciation	(128)	(135)	(525)	(518)
Interest Income	13	23	59	86
Interest Expense	(24)	(25)	(91)	(76)
(Provision for) benefit from income taxes on continuing operations before significant items, goodwill impairment charges, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange (gains) losses, net (Non-GAAP)	(15)	35	(280)	(255)
Base income tax rate from continuing operations (Non-GAAP)[1]	17.6%	40.2%	19.6%	16.3%
Exchange losses - net, after tax[2]	(14)	(15)	(64)	(141)
Net income attributable to non-controlling interests	(3)	(6)	(13)	(29)
Operating Earnings (Loss) (Non-GAAP)[1]	$53	$(73)	$1,073	$1,139
Diluted Shares (in millions)	749.6	749.4	749.5	749.4
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.07	$(0.10)	$1.43	$1.52

1.	Refer to pages 5, 11, and 13 for Non-GAAP reconciliations.

2.	Refer to page 14 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, goodwill impairment charges, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
(Loss) income from continuing operations before income taxes (GAAP)	$(187)	$(545)	$27	$(4,542)
Add: Significant items - charge [1]	105	470	991	1,346
Goodwill impairment charge	—	—	—	4,503
Non-operating benefits - net	(23)	(56)	(129)	(211)
Amortization of intangibles (existing as of Separation)	161	107	475	391
Less: Exchange (losses) gains, net [2]	(29)	63	(66)	(77)
Income (loss) from continuing operations before income taxes, significant items, goodwill impairment charges, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange (gains) losses, net (Non-GAAP)	$85	$(87)	$1,430	$1,564

(Benefit from) provision for income taxes on continuing operations (GAAP)	$(145)	$201	$1	$395
Add: Tax benefits (expenses) on significant items charge	117	(167)	207	(108)
Tax expenses on goodwill impairment charge	—	—	—	—
Tax expenses on non-operating benefits - net	(7)	(12)	(29)	(46)
Tax benefits on amortization of intangibles (existing as of Separation)	35	21	99	78
Tax benefits (expenses) on exchange gains (losses), net	15	(78)	2	(64)
Provision for (benefit from) income taxes on continuing operations before significant items, goodwill impairment charges, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange (gains) losses, net (Non-GAAP)	$15	$(35)	$280	$255

Effective income tax rate (GAAP)	77.5%	(36.9)%	3.7%	(8.7)%
Significant items, goodwill impairment charge, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	(77.5)%	(142.3)%	16.7%	30.2%
Tax rate from continuing operations before significant items, goodwill impairment charge, non-operating benefits - net, and amortization of intangibles (existing as of Separation)	—%	(179.2)%	20.4%	21.5%
Exchange gains (losses), net effect	17.6%	219.4%	(0.8)%	(5.2)%
Base income tax rate from continuing operations (Non-GAAP)	17.6%	40.2%	19.6%	16.3%

1. See Significant Items table for further detail.
2. Pre-tax exchange gains (losses), net for the twelve months ended December 31, 2019, on an operating earnings basis (Non-GAAP), exclude a $(33) exchange loss associated with the devaluation of the Argentine peso. Pre-tax exchange loss, net for the twelve months ended December 31, 2018, on an operating earnings basis (Non-GAAP), excludes a $(50) exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$18	$(4)	$(8)	$(221)
Local tax benefits (expenses)	4	(63)	(11)	(31)
Net after tax impact from subsidiary exchange gains (losses)	$22	$(67)	$(19)	$(252)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$(47)	$67	$(58)	$144
Tax benefits (expenses)	11	(15)	13	(33)
Net after tax impact from hedging program exchange (losses) gains	$(36)	$52	$(45)	$111

Total Exchange (Loss) Gain
Pre-tax exchange (losses) gains [1]	$(29)	$63	$(66)	$(77)
Tax benefits (expenses)	15	(78)	2	(64)
Net after tax exchange losses	$(14)	$(15)	$(64)	$(141)

As shown above, the "Total Exchange (Loss) Gain" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain (Loss)."

1.
Pre-tax exchange (losses) gains, net for the twelve months ended December 31, 2019, on an operating earnings basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso. Pre-tax exchange loss, net for the twelve months ended December 31, 2018, on an operating earnings basis (Non-GAAP), excludes a $(50) exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31, 2018
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$2,815	$—	$—	$—	$2,815
Cost of goods sold	2,024	(130)	—	12	1,906
Research and development expense	345	—	—	(1)	344
Selling, general and administrative expenses	694	—	—	—	694
Amortization of intangibles	107	—	—	—	107
Restructuring and asset related charges - net	228	—	—	—	228
Integration and separation costs	295	—	—	(108)	187
Other income - net	131	—	—	—	131
Loss on early extinguishment of debt	81	—	(81)	—	—
Interest expense	86	—	(61)	—	25
Loss from continuing operations before income taxes	(914)	130	142	97	(545)
Provision for income taxes on continuing operations	156	31	32	(18)	201
Loss from continuing operations after income taxes	(1,070)	99	110	115	(746)
Net income from continuing operations attributable to noncontrolling interests	6	—	—	—	6

Net loss from continuing operations attributable to Corteva	$(1,076)	$99	$110	$115	$(752)

Basic loss per share of common stock from continuing operations	$(1.44)				$(1.00)

Diluted loss per share of common stock from continuing operations	$(1.44)				$(1.00)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.
Represents removal of interest expense related to the debt redemptions/repayments and the removal of loss on extinguishment of debt related to the difference between the redemption price and the par value of the Make Whole Notes, the Term Loan Facility, and the SMR Notes, partially offset by the write-off of unamortized step-up related to the fair value step-up of EID’s debt.

3.
Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$13,846	$—	$—	$—	$13,846
Cost of goods sold	8,575	(205)	—	16	8,386
Research and development expense	1,147	—	—	—	1,147
Selling, general and administrative expenses	3,065	—	—	3	3,068
Amortization of intangibles	475	—	—	—	475
Restructuring and asset related charges - net	222	—	—	—	222
Integration and separation costs	744	—	—	(112)	632
Other income - net	215	—	—	—	215
Loss on early extinguishment of debt	13	—	—	—	13
Interest expense	136	—	(45)	—	91
(Loss) income from continuing operations before income taxes	(316)	205	45	93	27
(Benefit from) provision for income taxes on continuing operations	(46)	36	10	1	1
(Loss) income from continuing operations after income taxes	(270)	169	35	92	26
Net income from continuing operations attributable to noncontrolling interests	13	—	—	—	13

Net (loss) income from continuing operations attributable to Corteva	$(283)	$169	$35	$92	$13

Basic (loss) earnings per share of common stock from continuing operations	$(0.38)				$0.02

Diluted (loss) earnings per share of common stock from continuing operations	$(0.38)				$0.02

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.5				749.5
Diluted	749.5				749.5

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31, 2018
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$14,287	$—	$—	$—	$14,287
Cost of goods sold	9,948	(1,554)	—	55	8,449
Research and development expense	1,355	—	—	(3)	1,352
Selling, general and administrative expenses	3,041	—	—	1	3,042
Amortization of intangibles	391	—	—	—	391
Restructuring and asset related charges - net	694	—	—	—	694
Integration and separation costs	992	—	—	(421)	571
Goodwill impairment charge	4,503	—	—	—	4,503
Other income - net	249	—	—	—	249
Loss on early extinguishment of debt	81	—	(81)	—	—
Interest expense	337	—	(261)	—	76
Loss from continuing operations before income taxes	(6,806)	1,554	342	368	(4,542)
(Benefit from) provision for income taxes on continuing operations	(31)	295	78	53	395
Loss from continuing operations after income taxes	(6,775)	1,259	264	315	(4,937)
Net income from continuing operations attributable to noncontrolling interests	29	—	—	—	29

Net loss from continuing operations attributable to Corteva	$(6,804)	$1,259	$264	$315	$(4,966)

Basic loss per share of common stock from continuing operations	$(9.08)				$(6.63)

Diluted loss per share of common stock from continuing operations	$(9.08)				$(6.63)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.
Represents removal of interest expense related to the debt redemptions/repayments and the removal of loss on extinguishment of debt related to the difference between the redemption price and the par value of the Make Whole Notes, the Term Loan Facility, and the SMR Notes, partially offset by the write-off of unamortized step-up related to the fair value step-up of EID’s debt.

3.
Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.